EXHIBIT 23.C


                         CONSENT OF SPECIAL TAX COUNSEL

Farmland Industries, Inc.:


We consent to the references to our firm in the Prospectus filed as part of this Post-Effective Amendment No. 1 to this Registration Statement No. 33-56821.




                                                BRYAN CAVE


October 2, 1995